UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

       Date of Report (Date of Earliest Event Reported): November 10, 2004


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                        0-25056                59-3262958
----------------------------      ------------------------    ----------------
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                          One Seaport Plaza, 19th Floor
                               New York, New York
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                      10038
                                   ----------
                                   (Zip Code)

                                 (646) 346-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         The Exhibit Index is on Page 4

Item 2.02.  Results of Operations and Financial Condition.

            On November 10, 2004, Maxcor Financial Group Inc. ("Registrant") issued a press release announcing Registrant's unaudited earnings results for its fiscal third quarter ended September 30, 2004. The press release is furnished herewith and attached hereto as Exhibit 99.1.

            The information furnished in this Item 2.02 (or Item 7.01 below), including the press release furnished herewith, shall not be deemed incorporated by reference into any other filing of the Registrant under either the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

Item 7.01   Regulation FD Disclosure.

            See Item 2.02, above. This cross reference shall not be deemed an admission that the referenced information has not already been publicly disclosed in the manner contemplated by Regulation FD Rule 101(e)(2).

Item 8.01.  Other Events.

            On November 10, 2004, Registrant announced that its Board of Directors had declared a cash dividend of $.0625 per share of common stock for Registrant's third quarter ended September 30, 2004, payable on December 14, 2004 to holders of record on November 26, 2004.

Item 9.01.  Financial Statements and Exhibits.

(c)         Exhibits.

99.1 Press Release, dated November 10, 2004, announcing Registrant's unaudited quarterly earnings results.

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MAXCOR FINANCIAL GROUP INC.


                                    By: /s/ ROGER E. SCHWED
                                        -----------------------------------
                                         Name:   Roger E. Schwed
                                         Title:  Secretary



Date: November 12, 2004

                                  EXHIBIT INDEX


Exhibit No.       Description                                               Page
-----------       -----------                                               ----

99.1              Press Release, dated November 10, 2004, announcing         5
                  Registrant's unaudited quarterly earnings results.